Exhibit 99.3

EXCERPT FROM THE DEBTOR'S STANDARD MONTHLY OPERATING REPORT

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

WEST PALM BEACH DIVISION

IN RE:	}	CASE NUMBER	11-23341-EPK
}
HearUSA, Inc.	}
	}	JUDGE	Erik P. Kimball
}
DEBTOR.	}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	March 1, 2012	TO	March 31, 2012

 Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

, CRO
Debtor's Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

HUSA Liquidating Corp. f/k/a HearUSA, Inc.	Berger Singerman LLP

c/o DSI, 200 S. Biscayne Blvd., Suite 1818	1450 Brickell Ave, Suite 1900

Miami, FL 33131	Miami, FL 33131

(305) 374-2717	(305) 755-9500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING March 1, 2012 AND ENDING March 31, 2012

Name of Debtor:	HearUSA, Inc.	Case Number	11-23341-EPK
Date of Petition:	May 16, 2011

					CURRENT		CUMULATIVE
					MONTH		PETITION TO DATE

1.	FUNDS AT BEGINNING OF PERIOD				$ 53,598,172	(a)	$ 2,788,724	(b)
1a.	LESS: ESCROW FUNDS (see MOR-30 already accounted for)				$ -		$ 997,658
	ADJUSTED FUNDS AT BEGINNING OF PERIOD				$ 53,598,172		$ 1,791,066

2.	RECEIPTS:
	A.	Cash Sales			$ -		$ -
		Minus:	Cash Refunds	(-)			-
		Net Cash Sales			$ -		$ -
	B.	Accounts Receivable			$ -		$ 19,709,839
	C.	Other Receipts (See MOR-3)			$ 29		$ 61,746,671
(If you receive rental income,
you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)				$ 29		$ 81,456,510
4.	TOTAL FUNDS AVAILABLE FOR
	OPERATIONS (Line 1 + Line 3)				$ 53,598,201		$ 83,247,576

5.	DISBURSEMENTS
	A.	Advertising			$ -		$ 1,870,402
	B.	Bank Charges			$ 12		$ 144,232
	C.	Contract Labor			$ -		$ 50,639
	D.	Fixed Asset Payments (not incl. in “N”)			$ -		$ -
	E.	Insurance			$ 37,650		$ 1,069,723
	F.	Inventory Payments (See Attach 2)			$ -		$ 4,786,032
	G.	Leases			$ -		$ 120,667
	H.	Manufacturing/Packaging Supplies			$ -		$ -
	I.	Office Supplies			$ -		$ 59,540
	J.	Payroll - Net (See Attachment 4B)			$ -		$ 5,288,463
	K.	Professional Fees (Accounting & Legal)			$ 174,996		$ 4,536,157
	L.	Rent			$ -		$ 2,143,164
	M.	Repairs & Maintenance			$ -		$ 155,276
	N.	Secured Creditor Payments (See Attach 2)			$ -		$ -
	O.	Taxes Paid - Payroll (See Attachement 4C)			$ -		$ 1,957,232
	P.	Taxes Paid - Sales & Use (See Attachment 4C)			$ -		$ 5,243
	Q.	Taxes Paid - Other (See Attachment 4C)			$ 2,976,400		$ 2,997,360
	R.	Telephone			$ -		$ 218,734
	S.	Travel & Entertainment			$ -		$ 136,057
	T.	U.S. Trustee Quarterly Fees			$ -		$ 37,875
	U.	Utilities			$ -		$ 218,737
	V.	Vehicle Expenses			$ -		$ -
	W.	Other Operating Expenses (See MOR-3)			$ 3,928		$ 7,046,826
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)				$ 3,192,986		$ 32,842,359
7.	ENDING BALANCE (Line 4 Minus Line 5A Minus Line 6)				$ 50,405,216	(c)	$ 50,405,216	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This	day of	, 2012		, as CRO
(Signature)

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c) These two amounts will always be the same if form is completed correctly.

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

		Cumulative
Description	Current Month	Petition to Date

DIP Loan Funding	$-	$6,269,300
Escrow funding for pre-sale expenses	$-	$599,083
Net escrow funding for winddown and professional fees	$-	$4,490,418
Net sales proceeds	$-	$50,379,087
Interest	$29	$291
Stock option redemptions	$-	$8,492

TOTAL OTHER RECEIPTS	$29	$61,746,671

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line

		Cumulative
Description	Current Month	Petition to Date

DIP Loan Closing Fee	$-	$200,000
Network Provider Payments	$-	$2,338,348
AARP-General Program Charges	$-	$243,027
Bankruptcy Professionals/Claims/Noticing Agent (escrow)	$-	$2,733,964
Consulting Fees	$-	$104,575
Postage	$-	$49,697
Refunds to Customers	$-	$762,546
Administrative Fee-HCS	$-	$152,897
Dues & Subscriptions	$-	$32,997
License & Fees	$-	$11,593
Shareholder Fees	$-	$17,268
Quarter Filing Fees (SEC)	$428	$1,501
AARP-Royalties	$-	$90,186
Employee expenses	$-	$6,936
Cure costs	$-	$102,438
IT expenses	$-	$12,777
Board of Directors' Fees	$-	$155,625
Administrative Claim	$-	$26,650
Miscellaneous expenses	$-	$302
Stock transfer agent fees	$3,500	$3,500
TOTAL OTHER DISBURSEMENTS	$3,928	$7,046,826

Note-Actual payments made to professionals based on the procedures for the interim payment of fees and reimbursements of expenses (DE#50) have been reclassified to line K of MOR-2.

NOTE:

Attach a current Balance Sheet and Income (Profit & Loss) Statement.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	HearUSA, Inc.		Case Number:	11-23341-EPK

Reporting Period Beginning:	March 1, 2012		Period Ending:	March 31, 2012

ACCOUNTS RECEIVABLE AT PETITION DATE:			$ 3,343,607

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance				$ -	(a)
	PLUS: Current Month New Billings			$ -
	MINUS: Collection During the Month			$ -	(b)
	PLUS/MINUS: Adjustments or Writeoffs			$ -	*
End of Month Balance				$ -	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$ -	$ -	$ -	$ -	$ -		(c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)

(a) This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b) This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c) These two amounts must equal.

ATTACHMENT 2
MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	HearUSA, Inc.		Case Number:	11-23341-EPK

Report Period Beginning:	March 1, 2012		Period Ending:	March 31, 2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description		Amount
Attached

TOTAL AMOUNT					$ -	(b)

□				Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance			$ -	(a)
PLUS: New Indebtedness Incurred This Month			$ -
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month			$ -
PLUS/MINUS: Adjustments				*
Ending Month Balance			$ -	(c)

*For any adjustments provide explanation and supporting documentation, if applicable.
* Paid by codebtor, LP Watch Group Inc 10-29919-JKO

SECURED PAYMENTS REPORT

 List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor / Lessor		Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
None

TOTAL			$ -	(d)

 (a) This number is carried forward from last month’s report. For the first report only, this number will be zero.

(b, c) The total of line (b) must equal line (c).

(d) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:		HearUSA, Inc.			Case Number:	11-23341-EPK

Reporting Period Beginning:		March 1, 2012			Period Ending:	March 31, 2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:						$ 895,527
INVENTORY RECONCILIATION:
		Inventory Balance at Beginning of Month				$ -	(a)
		PLUS: Inventory Purchased During Month				$ -
		MINUS: Inventory Used or Sold				$ -
		PLUS/MINUS: Adjustments or Write-downs				$ -	*
		Inventory on Hand at End of Month				$ -

METHOD OF COSTING INVENTORY:			N/A

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

	Less than 6 months old	6 months to 2 years old	Greater than 2 years old		Considered Obsolete	Total Inventory

	N/A	% N/A %	N/A	%	N/A	% 100%	*

*	Aging Percentages must equal 100%.
□	Check here if inventory contains perishable items.

Description of Obsolete Inventory:		NA

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:					N/A	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Assets Book Value at Beginning of Month						$ -	(a)(b)
	MINUS:	Depreciation Expense				$ -
	PLUS:	New Purchases				$ -
	PLUS/MINUS:	Adjustments or Write-downs				$ -	*
Ending Monthly Balance						$ -

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:

(a) This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b) Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.